Scotia Howard Weil 43 Annual Energy Conference Bristow Group Inc. March 22 – 26, 2015 Exhibit 99.1 rd

2
Forward-looking statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; modeling information, earnings and adjusted earnings growth guidance, expected operating margins, cash flow stability and other financial projections; future dividends, share repurchases and other uses of excess cash; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward, our business model and our operational excellence initiative; expected actions by us and by third parties, including our customers, competitors and regulators; impact of grounding and the effects thereof; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; aircraft delivery dates and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include fluctuations in the demand for our services;
fluctuations in worldwide prices of and demand for natural gas and oil; fluctuations in levels of natural gas and oil exploration, development and production activities; the impact of competition; actions by customers; the risk of reductions in spending on aircraft services by governmental agencies; changes in tax and other laws and regulations; changes in foreign exchange rates and controls; risks associated with international operations; operating risks inherent in our business, including the possibility of declining safety performance; general economic conditions including the capital and credit markets; our ability to obtain financing; the possibility that we may lack sufficient liquidity to continue to repurchase shares or pay a quarterly dividend; the risk of grounding of segments of our fleet for extended periods of time or indefinitely; our ability to re-deploy our aircraft to regions with greater demand; our ability to acquire additional aircraft and dispose of older aircraft through sales into the aftermarket; the possibility that we or our suppliers will be unable to deliver new aircraft on time or on budget; the possibility that we do not achieve the anticipated benefit of our fleet investment program; availability of employees; political instability, war or acts of terrorism in any of the countries where we operate; and those discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis
of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and our
Quarterly Report on Form 10-Q for the quarter ended December 31,  2014. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Who we are:
Bristow is a differentiated investment in oilfield services
•
Ticker: BRS; stock price of
$58.74/share with a market cap ~$2.0
billion
•
369 aircraft in ~20 countries with
~4,800 employees
•
Rated “Investment Grade” by
Standard & Poor’s
•
Quarterly dividend of $0.32/share
(historic growth ~30% annually)
•
Bristow recently increased our fixed
wing presence with Australia’s
Airnorth regional airline
1) Based on stock price as of March 13, 2015.
2) As of December 31, 2014.
3) Standard & Poor’s secured rating is BBB- with an unsecured rating of BB- as of December 31, 2014.
Bristow transports crews for oil
and gas companies and provides
search and rescue (SAR) services
for them and governments alike
3

Who we are:
Bristow’s Target Zero safety culture
BRISTOW AIR ACCIDENT RATE*
PER 100,000 FLIGHT HOURS
*includes commercial operations only
0
YTD FY15
4
•
Industry-leading Target Zero safety
program since 2006
•
Our current safety programs have
been enhanced through:
Internal focus, transitioning from
lagging safety indicators to
leading indicators
Formation of HeliOffshore,
beginning an industry-wide
collaborative program to improve
safety that is having immediate
positive impacts
0.54
0.53 0.53
0.96
0.00
FY10 FY11 FY12 FY13 FY14

Who we are:
Service to the entire energy value chain, especially production
Typical revenues by segment
Other
10%
Production
60%
Development
10%
Exploration
20%
• Largest share of revenues (>60%) relates to
oil and gas production
and growth opportunities
• There are
~8,000 offshore production
installations worldwide — compared with >600
exploratory drilling rigs
• ~1,700 helicopters are servicing the worldwide
oil and gas industry, of which
,
providing stability
Bristow’s fleet
• Bristow revenues are primarily driven by our
clients’ operating expenses
is approximately one-third

Who we are:
Bristow’s contract structure generates predictable cash flow
• Two-tiered contract structure includes both:
Fixed monthly standing charge
Variable fees based on hours flown with
•
Bristow oil and gas contracts earn on average 65% of revenue not dependent on utilization
• UK SAR contract earns 85% of revenue not dependent on utilization
Revenue sources Operating income
6
Variable hourly
30%
Variable hourly
35%
Fixed monthly
70%
Fixed monthly
65%
to reserve helicopter capacity
fuel pass-through

What we are doing now:
Bristow market perspectives and plans
•
Clients are continuing a three-phase response in this downturn: retrenching, recalibration and (eventually) renewal
•
The strength of the U.S. dollar continues to impact Bristow’s financial results more than the decline in oil prices
•
Although production-oriented services (like aviation) are doing better than many in energy services, available aircraft capacity is increasing
•
Experiencing some reduction in flight hours with minimal idle aircraft in FY15.  In FY16, we are expecting some reduced aircraft per contract with a few project cancellations, leading to reduced activity and an increase in supply of available aircraft.
•
Bristow is executing on specific plans during this downturn to reduce costs
Finalize internal restructurings put in place in Q2 FY15
Proactively work with clients to find efficiencies and ways to reduce costs, without compromising safety
Partner with original equipment manufacturers (OEMs) and lessors during this downturn to find cost and capital efficiencies

16-point efficiency program that responds to our
clients’ demands for cost reductions
Our global footprint incentivizes better aircraft utilization for our clients
Value Chain
Workshop
Targeted working sessions with clients generate ideas
that lead to efficiency and cost reductions
Other Services: Fixed
Wing, Logistics, End
to End
Examples
Transportation between airports and our bases is a logical
service extension – many clients are requesting this as
they refocus on their core business
Aircraft optionality to optimize our clients’ passenger
capacity needs and accelerate our fleet rationalization
Alternative
Helicopter Types
What we are doing now:
Specific initiatives to help our clients

Volume
Incentives

What we are doing now:
Cost management execution to weather this downturn
$10-$20M
cost
reductions in
FY16
Capex
efficiency
and
deferment
We have already executed several initiatives including:
•
Other International Business Unit elimination to better align our commercial operations and reduce G & A costs
•
Global heavy maintenance and supply chain restructuring to
enhance asset utilization and inventory management
Additional
cost
reductions in
FY16
We are achieving more cost reductions:
•
Labor and maintenance cost with focus on productivity
•
G & A and discretionary spend freezes
•
Supplier and OEM partner efficiencies
Our balance sheet strength provides us with Capex flexibility:
•
Capex deferral of 25% – 40% year-over-year
•
Supplier and OEM partners are being helpful
•
Inventory reduction with a mostly owned fleet

56
Building long term value:
199 qualified aircraft opportunities over the next three years
30
56
7
Global aircraft
opportunities
North America
South America
and Caribbean
Europe
Gulf of Guinea
E. Africa, M. East
and Central Asia
Australia and
Southeast Asia
Russia
Data as of February 28, 2015
9
19
6
5
8
8
4
36
7
27 27
33
10
118
81
Medium Large

199 qualified aircraft opportunities
104 realistic aircraft
opportunities
Data as of February 28, 2015
26 orders*
39 options
*Oil and gas orders and options as of December 31, 2014
Building long term value:
Order book management from our qualified opportunities
31 high probability opportunities
for new contracts
11
•
Bristow uses specific opportunities
to create our order book
with total
opportunities condensed to 104
realistic bids
•
31 high probability opportunities
for new contracts are derived from a
view that we have a ~33% new bid
success rate
• Our confidence in future growth is
matched by the high percentage of
orders (26) vs. high probability
opportunities (31)
•
The current order book has been
reduced
with recent deliveries,
although Bristow will look to increase
our order book with a large airline-
like order

Building long term value:
UK SAR provides stable, diversified cash flows
UK SAR Q1 Q2 Q3 Q4 FY16 GAP SAR Total FY16
Cumulative LACE 4 8 10 14 14 4 18
Quarterly EBITDAR ($M) $7 - $9 $14 - $17 $20 - $23 $29 - $31 $70 - $80 $15 - $25 $85 - $105
UK SAR - FY16
12
•
Long-term, stable cash flow provides diversification with energy franchise
•
Four LACE operating under GAP SAR contract expected to provide ~ $15 - $25M in EBITDAR in FY16
•
UK SAR contract expected to commence April 1, 2015 with four aircraft beginning revenue service; 14 aircraft expected to be on revenue service by the end of FY16

Building long term value:
Bristow’s H175 order includes innovative lifecycle support

•
The H175 range, cruise speed and cost per passenger-mile are highly desirable for our customers operating with certain capacity requirements
•
Airbus Helicopters is providing a comprehensive airline-style support agreement, through which availability risk is shared for the entire lifecycle
•
The H175 aircraft deliveries are spread over a number of years, with cash outflows largely deferred for several years

Building long term value:
Fixed wing creates point-to-point logistics solutions
• Through acquisitions of Eastern Airways and Airnorth, Bristow has continued
to increase its ability to offer clients point-to-point logistics solutions
• Point-to-point logistics provide our clients with a more complete and efficient level of service than when contracting rotary and fixed wing separately
• Both Eastern Airways and Airnorth operate both charter and scheduled services that serve energy clients in key cities with limited alternative fixed wing presence

Building long term value:
AW609 is the next step in point-to-point logistics solutions
•
The AW609 creates point-to-point logistics solutions for clients in one airframe
•
The aircraft is being developed based on existing military tilt rotor technology, but with additional capabilities such as a pressurized cabin
•
Bristow will collaborate with AgustaWestland to develop AW609 configurations and capabilities, as it is a natural fit for air medevac, pilot and engineer vertical lift training, and crew change in hostile environments

Building long term value:
A strong balance sheet is critical during this downturn
Bristow’s strong balance sheet and diversified cash flows
provide flexibility to weather downturn and emerge stronger
•
Preference for mostly owned fleet makes cost management and
growth easier during a downturn
•
Opportunistically pursue accretive M&A as well as other growth investments in advantageous environment
Bristow is committed to returning capital to shareholders
through this downturn
•
Maintain commitment to the dividend and future dividend growth
•
Careful execution of share repurchases in light of the opportunity set and needed support for our clients

We are Bristow 17

Bristow Group Inc. (NYSE: BRS) 2103 City West Blvd., 4 Floor Houston, Texas 77042 t 713.267.7600 f 713.267.7620 bristowgroup.com Contact us 18 th